UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2026
__________________
Arvinas, Inc.
(Exact name of registrant as specified in its charter)
__________________

Delaware	001-38672	47-2566120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Science Park 395 Winchester Ave. New Haven, Connecticut	06511
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 535-1456
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARVN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
On March 18, 2026, Arvinas, Inc. (the "Company") issued a press release announcing positive Phase 1 clinical trial data for ARV-102, an investigational, orally bioavailable PROteolysis TArgeting Chimera ("PROTAC") designed to cross the blood-brain barrier and specifically target and degrade leucine-rich repeat kinase 2 ("LRRK2"), showing greater than 50% LRRK2 degradation in the cerebrospinal fluid ("CSF") of patients with Parkinson’s disease treated for 28 days. Data from the single-center, randomized, double-blind, placebo-controlled, multiple dose ("MD") cohort of the Phase 1 clinical trial in patients with Parkinson's disease were shared in an oral presentation at the 2026 International Conference on Alzheimer’s and Parkinson’s Diseases and Related Neurological Disorders ("AD/PD™ 2026") in Copenhagen, Denmark.

The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01 Other Events.
On March 18, 2026, the Company issued a press release announcing positive Phase 1 clinical trial data for ARV-102, an investigational, orally bioavailable PROTAC designed to cross the blood-brain barrier and specifically target and degrade LRRK, showing greater than 50% LRRK2 degradation in the CSF of patients with Parkinson’s disease treated for 28 days.
The ARV-102 Phase 1 clinical trial is designed to assess the safety, pharmacokinetics, and pharmacodynamics of orally administered ARV-102 in patients with Parkinson's disease. Data from the single-center, randomized, double-blind, placebo-controlled, MD cohort of the Phase 1 clinical trial in patients with Parkinson's disease were shared in an oral presentation at AD/PD™ 2026 in Copenhagen, Denmark. In the MD cohort, patients were randomized to either placebo or multiple oral doses of ARV-102 (20 mg, 40 mg, or 80 mg) for 28 days with follow-up at day 42.
Data presented from the clinical trial included the following:

Safety Profile

•Multiple oral doses of ARV-102 (20 mg, 40 mg, or 80 mg once daily for 28 days) were well tolerated in participants with Parkinson's disease.

•All treatment-emergent adverse events and treatment-related adverse events were mild in severity, with no serious adverse events, discontinuations, or deaths reported.

•No significant changes in lung functions or respiratory symptoms were observed during the 28 days of treatment or during follow-up.

Pharmacokinetic and Pharmacodynamic Evaluation

•ARV-102 levels in CSF increased in a dose-dependent manner after multiple doses, indicating brain penetration.

•The area under the concentration-time curve (AUC0-24) and the maximum plasma concentration (Cmax) after daily dosing increased with dose with a mean terminal plasma half-life (t1/2) of 68 hours.

•ARV-102 achieved peripheral LRRK2 degradation and dose-dependent degradation of LRRK2 in CSF, with approximately 50% or greater degradation observed at all doses by day 14 and maintained through day 28.

•Endolysosomal and neuroinflammatory pathway proteins that are elevated in LRRK2-related Parkinson's disease (e.g., CD68, GPNMB) were reduced with ARV-102.

•Pharmacology and changes in peripheral biomarkers in patients with Parkinson's disease were consistent with observations in healthy volunteers dosed with ARV-102.

Based on the data, the Company plans to continue investigation of ARV-102 in neurodegenerative diseases associated with LRRK2 and endolysosomal dysfunction. Pending regulatory feedback, the Company intends to initiate a Phase 1b clinical trial in progressive supranuclear palsy in the second quarter of 2026, with the potential to initiate a registrational trial in late 2026, while it continues to evaluate development options for ARV-102 in Parkinson’s disease.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated March 18, 2026

104	Cover Page Interactive Data File (formatted as Inline XBRL)
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties, including statements regarding the potential of ARV-102; the Company's plans to continue investigation of ARV-102 in neurodegenerative diseases associated with LRRK2 and endolysosomal dysfunction; and the Company's intention, pending regulatory feedback, to initiate a Phase 1b clinical trial in progressive supranuclear palsy in the second quarter of 2026, with the potential to initiate a registrational trial in late 2026, while it continues to evaluate development options for ARV-102 in Parkinson’s disease. All statements, other than statements of historical facts, contained in this Current Report on Form 8-K, including statements regarding the Company’s belief in the potential of its product candidates, strategy, future operations, prospects, plans and objectives of management, are forward-looking statements. The words "believe," "intends," "plans," "potential,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on such forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes as a result of various risks and uncertainties, including the important factors discussed the important factors discussed in the “Risk Factors” sections contained in the Company’s quarterly and annual reports on file with the U.S. Securities and Exchange Commission. The forward-looking statements contained in this Current Report on Form 8-K reflect the Company’s current views with respect to future events, and the Company assumes no obligation to update any forward-looking statements except as required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINAS, INC.

Date: March 18, 2026	By:	/s/ Jared Freedberg
Jared Freedberg General Counsel